Note 11 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Subsequent Events [Text Block]
11.	Subsequent Events

On January 19, 2022, we closed a private placement of 707,484 shares of common stock, 2,360,000 pre-funded warrants to purchase common stock, and accompanying warrants to purchase an aggregate of up to 3,067,484 shares of common stock. The warrants are exercisable immediately at an exercise price of $3.26 per share and will expire five years from the date of issuance. Net proceeds after deducting placement agent commissions and other offering expenses were approximately $9.2 million.